Property, plant and equipment, net	12 Months Ended
Dec. 31, 2011
Property, plant and equipment, net.
Property, plant and equipment, net

Note 10—Property, plant and equipment, net

        "Property, plant and equipment, net" consisted of the following:

	December 31,
($ in millions)	2011	2010
Land and buildings	3,648	3,440
Machinery and equipment	6,847	6,371
Construction in progress	548	447

	11,043	10,258
Accumulated depreciation	(6,121)	(5,902)

Total	4,922	4,356

        Assets under capital leases included in "Property, plant and equipment, net" were as follows:

	December 31,
($ in millions)	2011	2010
Land and buildings	80	105
Machinery and equipment	75	76

	155	181
Accumulated depreciation	(83)	(92)

Total	72	89

        In 2011, 2010 and 2009, depreciation expense, including depreciation of assets under capital leases, was $660 million, $545 million and $501 million, respectively.